1996 RESTATED SECURITY AGREEMENT


         THIS 1996 RESTATED SECURITY AGREEMENT (this "Security Agreement") is between DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation having its principal place of business at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114 (the "Debtor"), FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 as agent ("Secured Party") for itself and FIRST NATIONAL BANK, WAHOO, NEBRASKA, a national banking association having its principal place of business at Wahoo, Nebraska 68066 ("FNB-W"), NBD BANK, a bank organized under the laws of the State of Michigan having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226 ("NBD"), NORWEST BANK NEBRASKA, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102 ("Norwest"), FIRST BANK, NATIONAL
ASSOCIATION, a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508 ("First Bank") (it being acknowledged that First Bank is the successor in interest to FirsTier Bank, National Association, Lincoln, Nebraska ("FirsTier")), and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association having its principal place of business at One Boatmen's Plaza, 800 Market Street, P.O. Box 236, St. Louis, Missouri 63166-0236 ("Boatmen's"), FARM CREDIT SERVICES OF THE MIDLANDS, PCA, a production credit association ("Farm Credit") in care of AGAMERICA, FCB, a farm credit bank doing business at 206 South 19th Street, Omaha, Nebraska 68102-1745 ("AgAmerica") and BROADCAST PARTNERS, a general partnership having its principal place of business at 11275 Aurora Avenue, Des Moines, Iowa 50322 ("Broadcast Partners") (collectively the "Lenders").


                                   WITNESSETH:

         WHEREAS, Debtor and Secured Party are parties to a Security Agreement dated as of February 8, 1988, as amended by a First Amendment to Security Agreement dated as of March 31, 1989, a Second Amendment to Security Agreement dated as of March 22, 1990, a Third Amendment to Security Agreement dated as of November 30 1991, a Fourth Amendment to Security Agreement dated as of October 9, 1992, a Fifth Amendment to Security Agreement dated as of December 31, 1992; a Restated Security Agreement dated as of November 8, 1993 and a First Amendment to Restated Security Agreement dated as of June 29, 1995.

         WHEREAS, Debtor and Secured Party wish to further amend such prior Security Agreement, as amended and restated;

         WHEREAS, Debtor and Secured Party wish to have this 1996 Restated Security Agreement be the controlling agreement with respect to the matters set forth herein, which shall supersede the prior Security Agreement, as amended and restated; and


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

         WHEREAS, the Debtor and Secured Party do not intend for this Restated Security Agreement to be deemed to extinguish any existing indebtedness of the Debtor or to release, terminate or affect the priority of any security therefor;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

                  1. Grant of Security Interest. Debtor hereby grants to Secured Party and reaffirms its prior grant of a security interest in the Collateral.

                  2. Collateral. The Collateral to which this Security Agreement refers is described on Exhibit A.

                  3. Obligations Secured. The security interest granted herein is given to secure all present and future obligations of Debtor: (i) under the 1996 Term Credit Agreement dated as of May 3, 1996, as amended from time to time between the Debtor and First National Bank of Omaha, First National Bank, Wahoo, Nebraska, Norwest Bank Nebraska, N.A., NBD Bank, Farm Credit Services of the
Midlands, P.C.A. and Broadcast Partners; (ii) under the 1995 Restated Loan Agreement dated as of June 29, 1995, as amended from time to time between the Borrower and First National Bank of Omaha, First National Bank, Wahoo, Nebraska, FirsTier Bank, National Association, NBD Bank, Norwest Bank Nebraska, N.A., AgAmerica FCB, and The Boatmen's National Bank of St. Louis; (iii) under the 1993 Restated Loan Agreement dated as of November 8, 1993, as amended from time to time, between Debtor and First National Bank of Omaha, FirsTier Bank, National Association, Lincoln, Nebraska, First National Bank, Wahoo, Nebraska, NBD Bank, N.A., Norwest Bank Nebraska, N.A. and The Boatmen's National Bank of St. Louis; (iv) under the Loan Agreement dated as of October 9, 1992, as amended from time to time, between Debtor and First National Bank of Omaha, FirsTier Bank, National Association, Lincoln, Nebraska and First National Bank, Wahoo, Nebraska; (v) under any and all promissory notes previously, now or hereafter made by Debtor to the Lenders pursuant to any of the foregoing Loan Agreements (all of which are referred to herein as the "Loan Agreements") or any predecessor loan agreements, including, without limitation, those various promissory notes made by the Debtor to the Lenders (or certain of them or their predecessors in interest) and dated as of May 6, 1992, July 7, 1992, October 1, 1992, October 12, 1992, October 19, 1992, November 3, 1992, January 4, 1993,
February 9, 1993,  April 16, 1993, July 8, 1993,  August 30, 1994,  November 29,
1994, February 27, 1995, June 29, 1995 and May 3, 1996, all as set forth in part on Schedule A hereto, and under any notes given in extension, renewal or substitution of the foregoing (collectively, the "Notes"); (vi) to reimburse the Secured Party for all sums, if any, advanced to protect the Collateral; and
(vii) to  reimburse  Secured  Party  for all  costs  and  expenses  incurred  in collection of the foregoing, including, without limitation, costs of repossession and sale and reasonable attorneys' fees.




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                  4.       Representations and  Warranties.  Debtor  represents
and warrants:

                           (a)      Debt. Debtor  is  justly  indebted  to  the
Lenders for the obligations secured and has no set off or counterclaim with respect thereto;

                           (b)      Possession and Ownership.  The Collateral is
or will be in Debtor's possession (except for equipment or inventory provided to Debtor's Customers in the ordinary course of business) and Debtor has or will acquire absolute title thereto and will defend the Collateral against the claims and demands of all persons other than Secured Party. Debtor has full right and power to grant the security interest herein to Secured Party.

                           (c)      Liens and Encumbrances. No financing state-
ment covering the Collateral or other filing evidencing any lien or encumbrance on the Collateral is on file in any public office and there is no lien, security interest or encumbrance on the Collateral except for the security interest held by Secured Party pursuant to this Security Agreement and for those security interests described on Schedule B.

                           (d)      Truth of Representations.  All information,
statements, representations, and warranties made by Debtor herein and in any financial or credit statement, application for credit, or any other writing executed prior to or substantially contemporaneously herewith are true, accurate and complete in all material respects.

                           (e)      Location.  Debtor  has  its chief executive
office, principal place of business and place where it keeps it records concerning the Collateral at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114.

                           (f)      Authority.  Debtor  has  full  authority  to
enter into this Security Agreement and in so doing is not violating any law, regulation, or agreement with third parties. This Security Agreement has been duly and validly authorized by all necessary corporate action.

                  5.       Covenants.  Debtor covenants and agrees:

                           (a)      Liens and Encumbrances.  Except as otherwise
expressly allowed by the Loan Agreements, Debtor shall keep the Collateral free and clear of liens, encumbrances, security interests, and other claims of third parties and will, at Debtor's expense, defend the Collateral against the claims and demands of all third parties. Debtor shall promptly pay and discharge any indebtedness owing to any third party who, by reason of said indebtedness, could obtain or become entitled to a lien or encumbrance on the Collateral, other than such indebtedness being contested in good faith and with respect to which adequate reserves have been established.

                           (b)      Proceeds; Sale.  Debtor  shall not  sell or
otherwise dispose of any Collateral without first obtaining the written consent of Secured Party; provided, however, that Debtor may provide equipment or inventory to customers and others in the ordinary course of business so long as:
(i) such equipment or inventory is not sold to customers; and (ii) the value of equipment or inventory disposed of to others (e.g., for salvage purposes) does




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not exceed, in aggregate, $25,000. Debtor shall at all times keep the Collateral and the proceeds from any authorized or unauthorized disposition thereof identifiable and separate from the other property of Debtor or any third party.

                           (c)      Protection of Value.  Debtor  shall use  the
utmost care and diligence to protect and preserve the Collateral, and shall not commit nor suffer any waste to occur with respect to the Collateral. In pursuance of the foregoing, Debtor shall maintain the Collateral in good condition and repair and shall take such steps as are necessary or as are requested by Secured Party to prevent any impairment of the value of the Collateral.
                           (d)      Taxes.  Debtor shall  promptly  pay and dis-
charge any and all taxes, levies and other impositions made upon the Collateral which may give rise to liens upon the Collateral if unpaid or which are imposed upon the creation, perfection, or continuance of the security interest provided for herein, other than taxes being contested in good faith and with respect to which adequate reserves have been established.

                           (e)      Insurance.  All risk of loss of, damage to,
or destruction of the Collateral shall at all times be on Debtor. Debtor shall procure and maintain, at its own expense, insurance covering the Collateral against all risks under policies and with companies acceptable to Secured Party, for the duration of this Security Agreement (except for equipment provided to Debtor's Customers in the ordinary course of business). Such policies shall be written for and shall name Debtor and Secured Party as their interests may appear, shall contain a standard loss payable clause in favor of Secured Party. Proof of insurance shall be provided to Secured Party upon request. For purposes of security, Debtor hereby assigns to Secured Party any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under any such policy. Debtor hereby directs the issuer of any such policy to pay any such monies directly to Secured Party. Secured Party may act as attorney for Debtor in obtaining, settling and adjusting such insurance and in endorsing any checks or drafts paid thereunder.

                           (f)      Secured  Party as Payee.  Debtor  shall take
such steps as are necessary or as are requested by Secured Party to have Secured Party named as a payee on any check, draft or other document or instrument which Debtor may obtain or anticipate obtaining with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall be named as a payee on all instruments from insurers of the Collateral. Notwithstanding anything in the foregoing or in Subsection (e) above to the contrary, Secured Party agrees that: (i) insurance proceeds may be paid to Debtor so long as no event of default exists hereunder and such proceeds are, in aggregate, less than $25,000; and (ii) Secured Party's rights hereunder are subject to the interests of the parties identified on Schedule B.

                           (g)      Records.   Debtor  shall keep  accurate and
complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, and shall allow Secured Party to inspect the same from time to time upon reasonable request and shall submit such periodic reports relating to the same to Secured Party from time to time as Secured


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
Party may reasonably request. Debtor shall provide that the Secured Party's interest is noted on all chattel paper and that there is only one single original of any chattel paper held by Debtor and created after the date hereof.

                           (h)      Notice  to  Secured  Party.   Debtor  shall
promptly notify Secured Party of any loss or damage to the Collateral, any impairment of the value thereof, any claim made thereto by any third party, or any adverse change in Debtor's financial condition which may affect its prospect to pay or perform its obligations to Secured Party.

                           (i)      Location.  Except for equipment or inventory
provided to Debtor's customers in the ordinary course of business, Debtor will not move the Collateral, its chief executive office, principal place of business

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

or place where it keeps its records concerning the Collateral from the location specified above without first obtaining the written consent of Secured Party and shall not permit any Collateral to be located in any state in which a financing statement covering the Collateral is required to be, but has not in fact been, filed in order to perfect the security interest granted herein. Debtor shall not change its name without giving Secured Party at least ninety (90) days' prior notice thereof.

                           (j)      Other Documents.  Debtor shall execute such
further documents as may be requested by Secured Party to obtain and perfect a security interest in the Collateral, including without limitation, Uniform
Commercial  Code  Financing   Statements  and  amendments   thereto.  A  carbon,
photographic or other reproduction of this Security Agreement or of any financing statement signed by Debtor shall have the same force and effect as the original for all purposes of a financing statement.

              6. Default. Debtor shall be in default hereunder if any of the following occurs:

                           (a)      Event of Default. An Event of Default
occurs under any of the Notes or the Loan Agreements.

                           (b)      Failure to Pay.  Debtor fails to  pay  when
due or within the applicable cure period any of the obligations secured hereby.

                           (c)      Misrepresentation.   Any of the representa-
tions or warranties made by Debtor herein or in any of the documents referred to herein or executed prior hereto or substantially contemporaneously herewith are or become false or misleading in any material respect.

                           (d)      Breach  of  Covenants.   Debtor  fails   to
perform any of its covenants,  agreements or obligations  hereunder or under any
document   referred  to  herein  or  executed  prior  hereto  or   substantially
contemporaneously herewith.

                           (e)      Other Indebtedness.  Any event occurs which
results in acceleration of the maturity of the indebtedness of Debtor under any material agreement with any third party.

                           (f)      Loss  of  Security.    Collateral  with  an
aggregate value in excess of $25,000 is lost, damaged or destroyed.

                           (g)      Business Failure.   The death, dissolution,
termination of existence, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or commencement of any proceeding in bankruptcy or insolvency by or against Debtor or any principals of Debtor or any guarantor or surety for Debtor.


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                  7. Rights and Remedies of Secured  Party.  Secured Party shall have all of the rights and remedies provided at law and in equity and in the Uniform Commercial Code and in addition thereto and without limitation thereon
shall  have  the  following   rights  which  may  be  exercised   singularly  or
concurrently:

                           (a)      Inspection.  Secured Party may at any time,
with or without notice, enter upon Debtor's premises or any other place where the Collateral is located to inspect and examine the same and, if Debtor is in default, to take possession thereof.

                           (b)      Performance by  Secured  Party.   If Debtor
fails to perform any of its obligations hereunder, Secured Party may, at its sole discretion, pay or perform such obligations for Debtor's account and may add any cost or expense thereof to the obligations secured hereby.

                           (c)      Acceleration.  Upon default, Secured Party
may, without demand or notice to Debtor, accelerate all of the obligations secured hereby and proceed to enforce payment of the same with or without first resorting against the Collateral.

                           (d)      Proceed Against  Collateral.    Subject  to
applicable cure periods, if any, upon default, Secured Party may: require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party; take possession of the Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof which Debtor hereby expressly waives) and sell, retain or otherwise dispose of the Collateral in full or partial satisfaction of the obligations secured hereby.

                           (e)      Power of Attorney. Debtor hereby
irrevocably appoints (which appointment is coupled with an interest) Secured Party as Debtor's true and lawful attorney, with full power of substitution, without notice to Debtor and at such time or times as Secured Party in its sole discretion may determine to: (i) create, prepare, complete, execute, deliver and file such documents, instruments, financing statements, and other agreements and writings as may be deemed appropriate by Secured Party to facilitate the intent of this Security Agreement; (ii) notify account debtors and others with obligations to Debtor to make payment of their obligations to Secured Party;
(iii) demand, enforce and receive payment of any accounts or obligations owing to Debtor, by legal proceedings or otherwise; (iv) settle, adjust, compromise, release, renew or extend any account or obligation owing to Debtor; (v) notify postal authorities to change the address for delivery of mail to Debtor to such address as Secured Party may designate; (vi) receive, open and dispose of all mail addressed to Debtor; (vii) endorse Debtor's name on any check, note, draft, instrument or other form of payment that may come into Secured Party's possession; and (viii) send requests to Debtor's customers and account debtors for verification of amounts due to Debtor. Secured Party covenants not to exercise the foregoing rights prior to the occurrence of an event of default hereunder.

                           (f)      Deficiency.  Upon default,  and  after  any
disposition of the Collateral, Secured Party may sue Debtor for any deficiency remaining.


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
                  8. Obligations of Secured Party. Secured Party has no obligations to Debtor hereunder except those expressly required herein. Except as expressly provided in the Loan Agreements, Secured Party has not agreed to make any further advance or loan of any kind to Debtor. Secured Party's duty of care with respect to the Collateral in its possession shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping the Collateral or, in the case of Collateral in the possession of a bailee or third party, exercises reasonable care in the selection of the bailee or third party. Secured Party need not otherwise preserve, protect, insure or care for the Collateral. Secured Party need not preserve rights the Debtor may have against prior parties, realize on the Collateral in any particular manner or order, or apply proceeds of the Collateral in any particular order of application.

                  9.       Miscellaneous.

                           (a)      No Waiver.  No delay or failure on the part
of Secured Party in the exercise of any right or remedy hereunder shall operate as a waiver thereof and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

                           (b)      Amendment and  Termination.   This Security
Agreement may be amended or terminated and the security interest granted herein can be released only by an explicit written agreement signed by Debtor and Secured Party.

                           (c)      Choice of Law.  This Security Agreement and
the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Nebraska.


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                           (d)      Binding Agreement.  This Security Agreement
shall be binding upon the parties hereto and their heirs, successors, personal representatives and permitted assigns.

                           (e)      Assignment.  This Security Agreement may be
assigned by Secured Party only.

                           (f)      Captions.  Captions and headings herein are
for convenience only and in no way define, limit or describe the scope or intent of any provision or section of the Security Agreement.

                           (g)      Severability.    If any  provision of  this
Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                           (h)      Notices.   All notices to be given shall be
deemed sufficiently given if delivered or mailed by registered or certified mail postage prepaid if to Debtor at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114; if to Secured Party at One First National Center, Omaha, Nebraska 68102; or such other address as the parties may designate in writing from time to time. Debtor shall promptly notify Secured Party of any changes in Debtor's address.

                           (i)      Priorities.   The security  interest  of  a
Lender in any property of the Debtor (i) arising under and in connection with the Agreement, this Security Agreement or any of the Related Loan Agreements and
(ii) granted to secure any obligation of the Debtor to such Lender, including, without limitation, all Collateral, shall rank equally in priority with the security interests of each of the other Lenders, if any, in such property of the Borrower, irrespective of the time or order of attachment or perfection of such security interest, or the time or order of filing, or the failure to file, and regardless of the date any obligation of the Debtor to a Lender was incurred. Any amounts or payments obtained upon disposition of any property securing an obligation of the Debtor to a Lender shall be applied as provided in Article 8 of the 1996 Term Credit Agreement, dated as of May 3, 1996.


         IN WITNESS WHEREOF, the undersigned have executed this 1996 Restated Security Agreement as of this 3rd day of May, 1996.

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                                            DATA TRANSMISSION NETWORK
                                              CORPORATION


                                            By
                                            Title

                                            FIRST NATIONAL BANK OF OMAHA,
                                            as agent for itself, First Bank,
                                            National Association, First National
                                            Bank,  Wahoo,  Nebraska,  NBD  Bank,
                                            Norwest  Bank  Nebraska,  N.A.,  The
                                            Boatmen's   National   Bank  of  St.
                                            Louis,  Farm Credit  Services of the
                                            Midlands,  P.C.A., AgAmerica FCB and
                                            Broadcast Partners.


                                            By
                                            Title

5470A



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

                                    EXHIBIT A
                              TO SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                DATA TRANSMISSION NETWORK CORPORATION ("Debtor")

                                   COLLATERAL

         All of Debtor's accounts, accounts receivable, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles, contract rights, all rights of Debtor in deposits and advance payments made to Debtor by its customers and subscribers, accounts due from advertisers and all ownership, proprietary, copyright, trade secret and other intellectual property rights in and to computer software (and specifically including, without limitation, all such rights in DTN transmission computer software used in the provision of the Basic DTN Subscription Service and/or Farm Dayta Service to Debtor's subscribers) and all documentation, source code, information and works of authorship pertaining thereto, all now owned or hereafter acquired by Debtor and all proceeds and products thereof (including, without limitation, all such assets acquired by Debtor from Broadcast Partners); and

         Further including, without limiting the generality of the foregoing, the following all now owned or hereafter acquired by the Debtor:

                  (a)  all  accounts,   accounts   receivable,   chattel  paper,
         documents, instruments, goods, inventory, equipment, general intangibles and contract rights that constitute, are due under or by reason of, or are described in, subscription agreements or arrangements between Debtor and its subscribers, and similar agreements or arrangements purchased by Debtor from Broadcast Partners and including, without limitation, all:

                  (i) equipment and inventory of Debtor, whether in its possession or in the possession of its customers and subscribers (but subject to such customers' and subscribers' rights therein), which equipment and inventory may include, but not be limited to, computer monitor screens, D-127, D-128, D-120, D-110 and 6001 or comparable receivers, outdoor antennas, and satellite interfaces (collectively, the "Equipment");

                  (ii) parts, accessories, attachments, additions, substitutions, rents, profits, proceeds, products, and customer deposits and advance payments related to or arising from the Equipment;


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                                    - 212 -

                  (iii) chattel paper, instruments, general intangibles, accounts, accounts receivable and contract rights in, arising from or corresponding to the Equipment, which may include but not be limited to, all rights of Debtor under Subscription Agreements between Debtor and its customers and subscribers (collectively, the "Subscriptions"); and

                  (iv)   accounts,   accounts   receivable,    rents,   profits,
         modifications,   renewals,  extensions,  substitutions,  proceeds,  and
         products related to or arising from the Subscriptions; and

                  (b) all rights, remedies, privileges, claims and other contract rights and general intangibles of Debtor arising under or related to the Asset Purchase and Sale Agreement (including, without limitation, rights to indemnity) between Debtor and Broadcast Partners or the transactions contemplated thereby.

                  (c)  all proceeds and products of the foregoing.


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                                    - 213 -

                                   SCHEDULE A
                              TO SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                DATA TRANSMISSION NETWORK CORPORATION ("Debtor")


                                 EXISTING NOTES


                                 (See Attached)


                                  SCHEDULE B
                              TO SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                DATA TRANSMISSION NETWORK CORPORATION ("Debtor")


                             PERMITTED ENCUMBRANCES


Secured Party                                             Financing Statements

Nebraska Secretary of State
First National Bank of Omaha                         12/28/87           #401690
                                                     10/13/92           #564918               Amendment
                                                     11/13/92           #568176               Continued
                                                      5/  /96                                 Amendment

FirsTier, Lincoln                                     6/24/87           #384782

First National Bank of Omaha                          2/03/88           #405477               Amendment
First National Bank, Wahoo                            5/28/92           #553205               Continued
NBD, Detroit                                         10/13/92           #564919               Amendment
                                                      2/05/93           #576038               Amendment
                                                     11/10/93           #603168               Amendment

FirsTier, Lincoln                                     2/10/88           #406144
First National Bank of Omaha                         10/13/92           #564917               Amendment
First National Bank, Wahoo                            1/07/93           #572981               Continued
NBD, Detroit                                          2/05/93           #576039               Amendment
                                                     11/10/93           #603169               Amendment

First Bank of Minneapolis                            11/25/91           #534665
 (Norstan)                                            8/24/92           #561090               Assignment


Douglas County Clerk, Nebraska

FirsTier, Lincoln                                     2/11/88           #000534
First National Bank of Omaha                         10/15/92           #000534               Amendment
First National Bank, Wahoo                            1/08/93           #0000054              Continued
NBD, Detroit                                          2/05/93           #000253               Amendment
                                                     11/17/93           #54                   Amendment




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Iowa Secretary of State
FirsTier, Lincoln                                     2/10/88           H842023
First National Bank of Omaha                         10/15/92           K395184               Amendment
First National Bank, Wahoo                            1/08/93           K424887               Continued
NBD, Detroit                                          2/08/93           K434908               Amendment
                                                     11/15/93           K503145               Amendment


Kansas Secretary of State

FirsTier, Lincoln                                     2/10/88           #1286572
First National Bank of Omaha                         10/15/92           #1842986              Amendment
First National Bank, Wahoo                            1/08/93           #1868482              Continued
NBD, Detroit                                          2/11/93           #1879069              Amendment
                                                     11/12/93           #1964342              Amendment


Illinois Secretary of State

FirsTier, Lincoln                                     3/18/88           #2402370
First National Bank of Omaha                         10/21/92           #3043202              Amendment
First National Bank, Wahoo                            2/11/93           #3084199              Amendment
NBD, Detroit                                          2/25/93           #3089132              Continued
                                                     12/09/93           #3197498              Amendment


Michigan Secretary of State

FirsTier, Lincoln                                     2/12/88           #C034473
First National Bank of Omaha                         10/16/92           #C646856              Amendment
First National Bank, Wahoo                            1/08/93           #C672590              Continued
NBD, Detroit                                          3/01/93           #C689434              Amendment
                                                     11/15/93           #C778208              Amendment


Wisconsin Secretary of State

FirsTier, Lincoln                                     2/18/88           #968701
First National Bank of Omaha                         10/21/92           #1309942              Amendment
First National Bank, Wahoo                           01/15/93           #1326550              Continued
NBD, Detroit                                          2/08/93           #1331412              Amendment
                                                     11/23/93           #1393268              Amendment
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Indiana Secretary of State
FirsTier, Lincoln                                     2/11/88           #1454192
First National Bank of Omaha                         10/21/92           #1808780              Amendment
First National Bank, Wahoo                            1/11/93           #1822115              Continued
NBD, Detroit                                          2/08/93           #187451               Amendment
                                                     11/12/93           #1878806              Amendment


Minnesota Secretary of State

FirsTier, Lincoln                                     2/17/88           1#121648#00
First National Bank of Omaha                         10/16/92           #1537269              Amendment
First National Bank, Wahoo                           01/19/93           #1557397              Continued
NBD, Detroit                                          2/08/93           #1562125              Amendment
                                                     11/23/93           #1632156              Amendment


South Dakota Secretary of State

FirsTier, Lincoln                                     2/10/88           880410802864
First National Bank of Omaha                         10/16/92           #22901003596          Amendment
First National Bank, Wahoo                            1/08/93           #30081001734          Continued
NBD, Detroit                                          2/09/93           #30391203308          Amendment
                                                     11/22/93           #33261003899          Amendment


Missouri Secretary of State

FirsTier, Lincoln                                     2/11/88           #1555991
First National Bank of Omaha                         10/16/92           #2184193              Amendment
First National Bank, Wahoo                            1/08/93           #2212473              Continued
NBD, Detroit                                          2/08/93           #2224113              Amendment
                                                     11/15/93           #2331876              Amendment


Ohio Secretary of State

FirsTier, Lincoln                                     2/12/88           #Y00095612
First National Bank of Omaha                         10/19/92           #01097336             Amendment
First National Bank, Wahoo                            1/11/93           #01119343901          Continued
NBD, Detroit                                          2/09/93           #02099338901          Amendment
                                                     11/12/93           #1129331801           Amendment

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Kentucky Secretary of State

First National Bank of Omaha                           11/12/93           134318


Pennsylvania Department of State

First National Bank of Omaha                           11/12/93         22571277


Oklahoma Secretary of State

First National Bank of Omaha                           11/12/93           059782

Mississippi Secretary of State

First National Bank of Omaha                           11/12/93        0756092--


Colorado Secretary of State

First National Bank of Omaha                           11/12/93        932082461


California Secretary of State

First National Bank of Omaha                           11/12/93         93229491


Washington Secretary of State

First National Bank of Omaha                           11/15/93        933190075


Montana Secretary of State

First National Bank of Omaha                           11/15/93           419540


Arizona Secretary of State

First National Bank of Omaha                           11/15/93           765359

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


North Carolina Secretary of State
First National Bank of Omaha                         11/15/93       050742


North Dakota Secretary of State

First National Bank of Omaha                         11/16/93       93-380331


Florida Secretary of State

First National Bank of Omaha                         11/17/93       930000236992


Texas Secretary of State

First National Bank of Omaha                         11/29/93       227591--


                                       5

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